                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               October 18, 1994
- --------------------------------------------------------------------------------



                           GFC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                       1-11011                       86-0695381
- --------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission               (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                    85077
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                   -----------------------------

Item 5.  Other Events.


         GFC Financial Corporation announced on October 18, 1994 revenues, net income and selected financial data and ratios for the third quarter and nine months ended September 30, 1994 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                      Exhibits                                    Title
                 -----------------         ---------------------------------------------------
                         28                Press Release of GFC Financial Corporation
                                           dated October  18, 1994

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           GFC FINANCIAL CORPORATION

                                  (Registrant)



Dated:  October 21, 1994 By: /s/  Bruno A. Marszowski
                             ----------------------------------------------
                             Bruno A. Marszowski, Senior Vice President,
                             Chief Financial Officer and Controller
                             Principal Financial Officer/Authorized Officer





                                       2